Leases (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($) shares
Leases [Abstract]
Number of mining hardware	3,000
Property, plant and equipment net value	$ 3,330
Impairment loss	$ 2,034
Lease activity, description		the Company modified the terms of three two-year lease agreements for mining hardware, with a balance of $3,904 at the time of conversion, in June 2021, resulting in the lease liabilities being reclassified to long-term debt as described in Note 17b. No changes were made to the payment terms, interest rate or security interest of the former leases. As of December 31, 2021, the Company maintained one lease agreement for mining hardware, consisting of 3,000 Whatsminer M31S+, with a net book value of approximately $5,422, classified as property, plant and equipment under BVVE and electrical equipment.
Warrants issued (in Shares) | shares		468,000
Total cost		$ 2,160